EMPLOYMENT AGREEMENT



         THIS AGREEMENT made and entered into as of August 1, 1997, by and between Telebyte Technology, Inc., a Nevada corporation (the "Company") and Joel
A. Kramer (the "Executive").

                                    RECITALS:

         1. The Company wishes to employ the Executive upon the terms and subject to the conditions set forth in this Agreement.

         2. The Executive is willing to serve in the employ of the Company upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter set forth, the Company and the Executive hereby agree as follows:

1.       EMPLOYMENT; DUTIES.

                  (a) The Company hereby employs the Executive as President, and the Executive hereby accepts such employment.

                  (b) In his capacity as  President,  the  Executive  shall have such responsibilities and duties consistent with his respective position, and of such a nature as are usually associated with his office as may be designated from time to time by the Board of Directors of the Company (the "Board of Directors").

                  (c) The Executive shall faithfully and diligently discharge his duties hereunder and use his best efforts to implement the policies established by the Board of Directors. In the performance of his duties and functions under this Agreement, the Executive shall devote such time as is consistent with his position as President.

2.       TERM.

                  (a) Initial Term. Unless renewed or sooner terminated as provided herein, the initial term (the "Initial Term") of this Agreement shall begin on the date hereof and shall continue for a period of three (3) years.

                  (b) Renewal Term. After the expiration of the Initial Term, this Agreement shall be deemed renewed for a successive three (3) year term, and thereafter for successive two year terms (such three (3) year term and each successive two (2) year term being hereinafter referred to as a "Renewal Term"), unless the Company or the Executive gives written notice to the other on or prior to the date which is one (1) year prior to the end of the Initial Term or any Renewal Term, of the election to terminate this Agreement at the end of the Initial Term or the then current Renewal Term. The Initial Term and any Renewal Terms shall be hereinafter collectively referred to as the "Employment Term".

3.       COMPENSATION.

                  Salary. The Company shall pay the Executive an annual base gross salary for the services to be rendered by him from the date hereof at the annual rate of not less than $117,810, as determined by the Board of Directors, payable in periodic installments in accordance with the Company's regular payroll practices as in effect from time to time ("Salary"). The Salary may be increased (but not decreased) from time to time by the Board of Directors, and shall in any event be subject to annual review at the meeting of the Board of Directors immediately following the annual meeting of the shareholders of the Company.

         Incentive Compensation. The Executive shall be entitled to an annual performance bonus as may be determined by the Board of Directors, in its sole discretion.

4.       BENEFITS.

                  (a)  Benefit  Plans.   The  Executive  shall  be  entitled  to
         participate in and receive the benefits under any pension, profit-sharing, bonus, stock purchase, stock option, stock bonus, health, life, accident and disability insurance plans or programs and any other employee benefit or fringe benefit plans, perquisites or arrangements which the Company makes available generally to other employees, including, without limitation, to the senior executive officers of the Company, to the extent that the Executive is otherwise eligible to participate in such plans or arrangements pursuant to the provisions of such plans or arrangements as they may be in effect from time to time, and, containing terms and benefits at least as favorable to the Executive as those upon which any other senior executive officer of the Company may have rights to participate in.

                  (b) Automobile. The Company shall provide the Executive with a leased vehicle for use by the Executive. In addition, the Company shall also pay for insurance, maintenance, fuel and other costs incurred by the Executive in the use and maintenance of such a vehicle.

                  (c)      Life Insurance; Medical Benefits.

                                    (i) The Company  shall,  at its own cost and
                           expense, continue to maintain the present term life insurance policy on the life of the Executive in the amount of $500,000, payable to such beneficiary or beneficiaries as the Executive may designate, and, shall provide medical benefits at least equivalent to those benefits which the Executive heretofore received, for the period required herein.

                                    (ii) In the  event  the  present  term  life
                           insurance referred to in (c)(i) above is terminated, and such termination is due to a default by the Company under such policy or is otherwise the fault of the Company, the Company shall obtain an equivalent life insurance policy and maintain such life insurance policy for the period required herein. In the event the present term life insurance referred to in (c)(i) above is terminated, and such termination is not the result of any action or inaction by the Company, the Company shall purchase such term life insurance as shall be available at a cost equivalent to the premium being paid for the present term life insurance, and maintain the same for the period required herein.

                  Vacation and Holidays. The Executive shall be entitled to four
         (4) weeks paid vacation during each year of the Employment Term hereof. To the extent the Executive shall not take four (4) weeks vacation during any year, the unused time shall accrue and carry forward to future years. Upon termination of the Executive's employment for any reason, the Executive shall receive a cash payment for any accrued but unused vacation up to a maximum of six months. The Executive shall be entitled to such holidays and sick days as determined by the Company's policy with respect to senior executive officers in effect on the date hereof, and as amended.

                  (e) Expenses. The Company shall pay or reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive in the performance of his services hereunder (including 100% of reasonable travel and entertainment expenses), provided, that the Executive submits expense statements or vouchers or such other supporting information as the Company may reasonably require of the Executive.

5.       TERMINATION OF EMPLOYMENT.

                  Notwithstanding the provisions of paragraph 2 hereof, this Agreement may be terminated as follows:

                                    (i)   Upon   Notice.   At  the  end  of  the
                           Employment Term with respect to which notice is given by the Executive or the Company pursuant to paragraph 2(a) hereof.

                                    (ii)  Death.   The  Executive's   employment
                           hereunder shall terminate automatically as of the date of his death.

                                    (iii) Disability.  The Company may terminate
                           the Executive's employment hereunder after having established the Executive's "Disability" (as defined below), by giving the Executive written notice of its intention to terminate the Executive's employment due to such Disability. The date of Disability shall be the day on which the Executive receives notice from the Company in accordance with Section 8(f) hereof. For purposes of this Agreement, "Disability" means the Executive's inability to perform substantially his duties and responsibilities to the Company by reason of a physical or mental incapacity or infirmity (i) for a continuous period of one hundred and twenty (120) days, not including any permitted vacation days, holidays or sick days; or (ii) for a cumulative period of one hundred and twenty (120) days in any twelve month period, not including permitted vacation days, holidays or sick days; or
                           (iii) at such earlier time as the Executive submits medical evidence satisfactory to the Company that the Executive has a physical or mental disability or infirmity that will likely prevent the Executive from substantially performing his duties and responsibilities for one hundred and twenty (120) days or longer. In the event of any disagreement between the Executive and the Company, as to whether the Executive is physically or mentally incapacitated so as to constitute a "Disability" hereunder, the question of such incapacity shall be submitted to an impartial and reputable physician selected by mutual agreement of the Company and the Executive, or failing such agreement, selected by two physicians (one of whom shall have been selected by the Company, and the other by the Executive), and the determination of the question of such incapacity by such physician shall be final and binding upon the Company, as the case may be, and the Executive. The Company shall pay the fees and expenses of such physician, and the Executive shall submit to any medical examinations reasonably necessary to enable such physician to make a determination as to whether the Executive's incapacity constitutes a Disability hereunder.

                                    (iv) Cause. The Company shall have the right
                           to terminate the Executive's employment for "Cause". For purposes of this Agreement, "Cause" shall mean:
                           (i) the willful and continued failure by the Executive to perform substantially his duties to the Company (other than any such failure resulting from his Disability) within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors, believes that the Executive has not substantially performed his duties;
                           (ii) the willful misconduct by the Executive in the performance of his duties to the Company; (iii) the grossly negligent performance by the Executive of his duties to the Company, if such grossly negligent performance is determined by the Board of Directors, to have had or to be reasonably likely to have a material adverse effect on the business, assets, prospects or financial condition of the Company, or
                           (iv) material breach by the Executive of Section 7 hereof.

                                    (v)   Termination   For  Good  Reason.   The
                           Executive may terminate his employment under this Agreement for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean, without the Executive's express written consent, (i) a substantial alteration in the nature or status of the Executive's responsibilities from those contemplated by Section 1(a) or the assignment to the Executive of any duties inconsistent with the Executive's status as , or (ii) a reduction in the Executive's compensation from that contemplated by Section 3(a) (as the same may be increased from time to time).

                                    (vi) Transfer  Event.  The  Executive  shall
                           have the right to terminate this Agreement upon thirty days prior written notice to the Company, or any successor of the Company, as the case may be, in the event of a "Transfer Event" (as defined below). For purposes of this Agreement, "Transfer Event" means:

                                    (A) a transfer of  substantially  all of the
                           assets of the Company, (B) a change in control of the board of directors of the Company pursuant to which any single Person or two or more Persons acting in concert (other than one or more Affiliates of the Company on the date hereof) acquires control of such board of directors or (C) the Transfer of at least 51% or more of the voting equity interests in the Company (or any parent of the Company), whether by sale, merger, consolidation or otherwise, to any single Person or two or more Persons acting in concert; provided that two or more Persons shall be considered to be acting in concert for purposes of clauses (B) and (C) hereof only if such Persons would have been considered to be acting in concert as a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, for such purposes treating voting equity interests of the Company held or acquired by such Persons as if such voting equity interests were equity securities in respect of which a Schedule 13D would be required to be filed with the Securities and Exchange Commission and as if the requisite percentage and other threshold conditions to such filing were satisfied; provided, further, that a "Transfer Event" shall not include a pledge of the voting equity interests in the Company to the holders of debt financing or any refinancing thereof (but not a Transfer arising from the exercise of such holders rights under such pledge). For purposes of this Section 5(a)(vi):

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or governmental body.


     "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.


     "Transfer" means sell, transfer, convey, lease and/or deliver (other tenses
     of  the  term  have  similar  meaning)  or  sale,   transfer,   assignment,
     conveyance, lease and/or delivery, as indicated by the context.


                  (b) In the event that this Agreement is terminated pursuant to Section (a) above, the Executive shall be released from any further obligations under Section 1 hereof, and the Company shall be released from any further obligations hereunder, except for obligations accrued to the date of termination. Termination of this Agreement pursuant to
         Section 5(a) and shall in no way abrogate or relieve the Executive of his obligations under Section 7 hereof.

EFFECT OF TERMINATION.

                  (a) Upon and following termination of the Executive's employment because of death as provided in subsection 5(a)(ii) above, the Company shall (i) continue to pay to the Executive's spouse the amount of the Executive's Salary as provided in Section 3(a) at the rate in effect immediately prior to termination of his employment, for a period of one (1) year from the date of termination of the Executive's employment, (ii) continue to provide medical benefits equivalent to the medical benefits contemplated in Section 4(a) hereof for the Executive's spouse for a period of one (1) year from the date of termination of the Executive's employment, and (iii) continue to provide an automobile as contemplated in Section 4(b) hereof, to the Executive's spouse for a period of twelve (12) months from the date of termination of the Executive's employment.

                  (b) Upon and following termination of the Executive's employment because of Disability as provided in subsection 5(a)(iii) above, the Company shall (i) continue to pay the Executive, or, in the event of the death of the Executive, his spouse in the event of her death subsequent to that of the Executive's, as the case may be, the amount of the Executive's Salary as provided in Section 3(a) at the rate in effect immediately prior to termination of his employment, for a period of twelve (12) months, less the amount of any disability payments made by the Company or any Company plan, (ii) continue to provide medical benefits equivalent to the medical benefits contemplated in Section 4(a) hereof and to maintain the term life insurance contemplated in Section 4(c) hereof for a period of one year from the date of termination of the Executive's employment, and (iii) continue to provide an automobile as contemplated in Section 4(b) hereof for a period of twelve (12) months from the date of termination of the Executive's employment.

                  (c) In the event Executive's employment is terminated by the Executive for Good Reason or upon the occurrence of a Transfer Event, or by the Company other than for death, Disability or Cause, the Company shall make a lump sum payment to the Executive of the Salary for the remainder of the Employment Term (or in the event of the subsequent death of the Executive to his spouse) and, shall continue to provide medical benefits equivalent to the medical benefits contemplated in Section 4(a) hereof, and to maintain the term life insurance contemplated by Section 4(c) hereof for such period.

                  Notwithstanding anything to the contrary contained in this Agreement, in the event of a termination by the Company of the Executive's employment hereunder, or the termination by the Executive of his employment for Good Cause or upon the occurrence of a Transfer Event, the Executive shall not be required to seek other employment in mitigation of his damages, nor shall the possibility or fact of any other such employment and the compensation which the Executive might reasonably be expected to receive, actually receives, or to which the Executive becomes entitled, by reason thereof, be considered as mitigating his damages.

                           7.       COVENANTS.

                  (a) In view of the fact that the Company is engaged in specialized businesses, which businesses are conducted throughout the world, and the information, research and marketing data developed by the Company or any of its subsidiaries or affiliates are confidential, the Executive agrees that, during his employment and for a period of one (1) year from the termination of his employment with the Company, he will not (i) directly or indirectly engage in the business substantially conducted by the Company at the date of such termination, either for himself or for any person, employer, business or other entity in competition with the Company, (ii) engage in any such business on his own account, or (iii) become interested in any such business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, employee, trustee, consultant or in any other relationship or capacity; provided, however, that ownership of less than 5% of any class of outstanding securities of a company registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, shall not be deemed to constitute engaging, participating in, or becoming interested in any such business.

                  (b) During his employment and for a period of one (1) year thereafter, the Executive and any entity controlled by the Executive shall not, directly or indirectly, (i) make any false or malicious statement, oral or written, which is injurious to the business, reputation or operations of the Company, its officers or directors, as applicable, or which may interfere with the good will of the Company or its relations with its customers and suppliers, or (ii) solicit, interfere with, hire, offer to hire or induce any person who is an officer, employee or agent of the Company to discontinue his or her relationship with the Company or any subsidiary or affiliate of the Company, or to accept employment by any other entity or person.

                  (c) The Executive agrees to keep secret and retain in the strictest confidence all confidential matters which relate to the Company, including, without limitation, customer lists, trade secrets, pricing policies and other confidential business affairs of the Company and any of its subsidiaries or affiliates ("Confidential Information") learned by him from the Company or any of its subsidiaries affiliates and not to disclose any such Confidential information to anyone outside the Company or any of its affiliates, whether during or after his period of service with the Company, except in the course of performing his duties hereunder; provided, however, Confidential Information shall not include information that (i) is known generally by the public on the date of the Executive's termination, (ii) has otherwise come into the public domain without a breach by the Executive, under this Agreement, or (iii) is required to be disclosed pursuant to applicable Federal, state or local laws or judicial process. Upon request by the Company, the Executive agrees to deliver promptly to the Company upon termination of his employment, or at any time thereafter as the Company may request, all Company memoranda, notes, records, reports, manuals, drawings, designs, computer files in any media and other documents (and all copies thereof) containing such Confidential Information and all property of the Company or any of its subsidiaries or affiliates which the Executive may then possess or have under his control.

                  (d) The Executive agrees that all processes, technologies and inventions, including new contributions, improvements, formats, packages, programs, systems, machines, compositions of matter manufactured, developments, applications and discoveries which are related in any manner to the business (commercial or experimental) of the Company during the term of the Executive's employment, whether patentable or not, conceived, developed, invented or made by the Executive, or by the Executive jointly with others during the term of his employment with the Company, or by the Company or its affiliates or on their behalf (collectively, "New Developments"), shall belong to the Company, and, the Company shall have the sole right to all proceeds arising from or related to such New Developments. The Executive shall further: (a) promptly disclose such New Developments to the Company;
         (b) assign to the Company, without additional compensation, all patent or other rights to such New Developments for the United States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of his inventorship, all at the sole cost and expense of the Company.

                  (e) If the Executive commits a material breach of any of the provisions of this Section 7, the Company shall have the right and remedy to have the provisions of this Agreement specifically enforced by any court of competent jurisdiction, it being acknowledged and agreed to by the Executive that any such breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity. The provisions of this
         Section  7  shall  survive  the   expiration  or  termination  of  this
         Agreement.

                  (f) Although the restrictions contained in this Section 7 are considered to be fair and reasonable in the circumstances, it is recognized that restrictions of the nature contained in this Section 7 may fail for technical reasons; accordingly, if any of such restrictions shall be adjudged to be void or unenforceable for whatever reason, but would be valid if part of the wording thereof were deleted, or the period thereof reduced or the area dealt with thereby reduced in scope, the restrictions contained in this Section 7 shall apply, at the election of the Company, with such modifications as may be necessary to make them valid, effective and enforceable, in the particular jurisdiction in which such restrictions are adjudged to be void or unenforceable.

8.       MISCELLANEOUS.

                  This Agreement or any rights or obligations hereunder may not be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company upon any sale of all or substantially all of the Company's assets, or upon any merger or consolidation of the Company with or into any other corporation, all as though such successors and assigns of the Company and their respective successors and assigns were the Company, as the case may be.

                  (b) This Agreement and the relationships of the parties in connection with the subject matter of this Agreement shall be construed and enforced according to the laws of the State of New York without giving effect to the conflict of laws rules thereof.

                  This Agreement contains the full and complete agreement of the parties relating to the employment of the Executive hereunder and supersedes all prior agreements, arrangements or understandings, whether written or oral, relating thereto. Neither this Agreement, nor any provision hereof, may be amended, modified, waived or supplemented by written instrument signed by the parties hereto, and a written waiver of any of the provisions shall be valid and effective only if signed by each of the parties hereto and shall be valid and effective only in the instance for which given.

                  If any provision of this Agreement is held to be invalid or enforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgment, and this Agreement shall be carried out as near to its original terms and intent as possible.

                  All provisions of this Agreement which, by their nature, should survive termination of this Agreement, including, but not limited to, Section 7, shall survive said termination.

                  All notices, requests and demands given to or made upon the respective parties hereto shall be deemed to have been received five
         (5) business days after the date of mailing when mailed by certified mail, postage prepaid, or one business day after the date of delivery by a recognized overnight delivery service, or, upon receipt of confirmation of transmission when sent by telecopier, addressed to the parties at their addresses set forth below or to such other addresses furnished by notice given in accordance with this subsection (f): (a) if to the Company, to Telebyte Technologies, Inc., 270 Pulaski Road, Greenlawn, New York 11740, Telecopier No.: (516) 385-8184 Attention:
         Board of Directors, and (b) if to the Executive, at his address set forth on the signature page hereof.

                  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
                  (h) The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

                  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, but when taken together as a whole shall constitute one and the same instrument.

                  The Company may withhold from any amounts payable under this Agreement, any federal, state and local income taxes, social security taxes and other taxes and deductions as required by applicable law.

                  (k) (i) The  Executive  and the Company agree and consent that
         (A) any controversy or claim arising out of or relating to this Agreement, its scope, or the breach or interpretation of any provision hereof shall be settled by arbitration before a panel of three (3) arbitrators and otherwise in accordance with the rules then obtaining of the American Arbitration Association; (B) such arbitration shall be held in the City of Happaugue, County of Suffolk and State of New York;
         (C) the award in any such arbitration shall be final, binding and conclusive; and (D) judgment on any award of any such arbitration, including, but not limited to specific performance, may be entered in any court having jurisdiction thereof. Notice of any arbitration shall be sufficient if given in accordance with Section 8(f) hereof.

                           (ii) In connection with any proceeding by the Executive to recover payments allegedly due and not paid to the Executive under Sections 3 or 6 hereof, the prevailing party with respect to the claim for payment of such amounts shall be entitled to reimbursement for reasonable counsel's fees and reasonable disbursements.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                                    TELEBYTE TECHNOLOGY, INC.

                                             By:  ____________\s\_______________
                                                    Name:  Joel A. Kramer
                                                    Title: President




                                                   ___________\s\_______________
                                                     Joel A. Kramer





                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT made and entered into as of August 1, 1997, by and between Telebyte Technology, Inc., a Nevada corporation (the "Company") and Kenneth S. Schneider (the "Executive").

                                    RECITALS:

         1. The Company wishes to employ the Executive upon the terms and subject to the conditions set forth in this Agreement.

         2. The Executive is willing to serve in the employ of the Company upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements hereinafter set forth, the Company and the Executive hereby agree as follows:

1.       EMPLOYMENT; DUTIES.

                  (a)  The  Company   hereby   employs  the  Executive  as  Vice
         President, Treasurer and Secretary, and the Executive hereby accepts such employment.

                  (b) In his capacity as Vice President, Treasurer and Secretary, the Executive shall have such responsibilities and duties consistent with his respective position, and of such a nature as are usually associated with his office as may be designated from time to time by the Board of Directors of the Company (the "Board of Directors").

                  (c) The Executive shall faithfully and diligently discharge his duties hereunder and use his best efforts to implement the policies established by the Board of Directors. In the performance of his duties and functions under this Agreement, the Executive shall devote such time as is consistent with his position as Vice President, Treasurer and Secretary.

2.       TERM.

                  (a) Initial Term. Unless renewed or sooner terminated as provided herein, the initial term (the "Initial Term") of this Agreement shall begin on the date hereof and shall continue for a period of three (3) years.

                  (b) Renewal Term. After the expiration of the Initial Term, this Agreement shall be deemed renewed for a successive three (3) year term, and thereafter for successive two year terms (such three (3) year term and each successive two (2) year term being hereinafter referred to as a "Renewal Term"), unless the Company or the Executive gives written notice to the other on or prior to the date which is one (1) year prior to the end of the Initial Term or any Renewal Term, of the election to terminate this Agreement at the end of the Initial Term or the then current Renewal Term. The Initial Term and any Renewal Terms shall be hereinafter collectively referred to as the "Employment Term".

3.       COMPENSATION.

                  Salary. The Company shall pay the Executive an annual base gross salary for the services to be rendered by him from the date hereof at the annual rate of not less than $105,159, as determined by the Board of Directors, payable in periodic installments in accordance with the Company's regular payroll practices as in effect from time to time ("Salary"). The Salary may be increased (but not decreased) from time to time by the Board of Directors, and shall in any event be subject to annual review at the meeting of the Board of Directors immediately following the annual meeting of the shareholders of the Company.

                  Incentive Compensation. The Executive shall be entitled to an annual performance bonus as may be determined by the Board of Directors, in its sole discretion.


4.       BENEFITS.

                  (a)  Benefit  Plans.   The  Executive  shall  be  entitled  to
         participate in and receive the benefits under any pension, profit-sharing, bonus, stock purchase, stock option, stock bonus, health, life, accident and disability insurance plans or programs and any other employee benefit or fringe benefit plans, perquisites or arrangements which the Company makes available generally to other employees, including, without limitation, to the senior executive officers of the Company, to the extent that the Executive is otherwise eligible to participate in such plans or arrangements pursuant to the provisions of such plans or arrangements as they may be in effect from time to time, and, containing terms and benefits at least as favorable to the Executive as those upon which any other senior executive officer of the Company may have rights to participate in.

                  (b) Automobile. The Company shall provide the Executive with a leased vehicle for use by the Executive. In addition, the Company shall also pay for insurance, maintenance, fuel and other costs incurred by the Executive in the use and maintenance of such a vehicle.

                  (c)      Life Insurance; Medical Benefits.

                                    (i) The Company  shall,  at its own cost and
                           expense, continue to maintain the present term life insurance policy on the life of the Executive in the amount of $250,000, payable to such beneficiary or beneficiaries as the Executive may designate, and, shall provide medical benefits at least equivalent to those benefits which the Executive heretofore received, for the period required herein.

                                    (ii) In the  event  the  present  term  life
                           insurance referred to in (c)(i) above is terminated, and such termination is due to a default by the Company under such policy or is otherwise the fault of the Company, the Company shall obtain an equivalent life insurance policy and maintain such life insurance policy for the period required herein. In the event the present term life insurance referred to in (c)(i) above is terminated, and such termination is not the result of any action or inaction by the Company, the Company shall purchase such term life insurance as shall be available at a cost equivalent to the premium being paid for the present term life insurance, and maintain the same for the period required herein.

                  Vacation and Holidays. The Executive shall be entitled to four
         (4) weeks paid vacation during each year of the Employment Term hereof. To the extent the Executive shall not take four (4) weeks vacation during any year, the unused time shall accrue and carry forward to future years. Upon termination of the Executive's employment for any reason, the Executive shall receive a cash payment for any accrued but unused vacation up to a maximum of six months. The Executive shall be entitled to such holidays and sick days as determined by the Company's policy with respect to senior executive officers in effect on the date hereof, and as amended.

                  (e) Expenses. The Company shall pay or reimburse the Executive for all reasonable expenses actually incurred or paid by the Executive in the performance of his services hereunder (including 100% of reasonable travel and entertainment expenses), provided, that the Executive submits expense statements or vouchers or such other supporting information as the Company may reasonably require of the Executive.

5.       TERMINATION OF EMPLOYMENT.

                  Notwithstanding the provisions of paragraph 2 hereof, this Agreement may be terminated as follows:

                                    (i)   Upon   Notice.   At  the  end  of  the
                           Employment Term with respect to which notice is given by the Executive or the Company pursuant to paragraph 2(a) hereof.

                                    (ii)  Death.   The  Executive's   employment
                           hereunder shall terminate automatically as of the date of his death.

                                    (iii) Disability.  The Company may terminate
                           the Executive's employment hereunder after having established the Executive's "Disability" (as defined below), by giving the Executive written notice of its intention to terminate the Executive's employment due to such Disability. The date of Disability shall be the day on which the Executive receives notice from the Company in accordance with Section 8(f) hereof. For purposes of this Agreement, "Disability" means the Executive's inability to perform substantially his duties and responsibilities to the Company by reason of a physical or mental incapacity or infirmity (i) for a continuous period of one hundred and twenty (120) days, not including any permitted vacation days, holidays or sick days; or (ii) for a cumulative period of one hundred and twenty (120) days in any twelve month period, not including permitted vacation days, holidays or sick days; or
                           (iii) at such earlier time as the Executive submits medical evidence satisfactory to the Company that the Executive has a physical or mental disability or infirmity that will likely prevent the Executive from substantially performing his duties and responsibilities for one hundred and twenty (120) days or longer. In the event of any disagreement between the Executive and the Company, as to whether the Executive is physically or mentally incapacitated so as to constitute a "Disability" hereunder, the question of such incapacity shall be submitted to an impartial and reputable physician selected by mutual agreement of the Company and the Executive, or failing such agreement, selected by two physicians (one of whom shall have been selected by the Company, and the other by the Executive), and the determination of the question of such incapacity by such physician shall be final and binding upon the Company, as the case may be, and the Executive. The Company shall pay the fees and expenses of such physician, and the Executive shall submit to any medical examinations reasonably necessary to enable such physician to make a determination as to whether the Executive's incapacity constitutes a Disability hereunder.

                                    (iv) Cause. The Company shall have the right
                           to terminate the Executive's employment for "Cause". For purposes of this Agreement, "Cause" shall mean:
                           (i) the willful and continued failure by the Executive to perform substantially his duties to the Company (other than any such failure resulting from his Disability) within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors, believes that the Executive has not substantially performed his duties;
                           (ii) the willful misconduct by the Executive in the performance of his duties to the Company; (iii) the grossly negligent performance by the Executive of his duties to the Company, if such grossly negligent performance is determined by the Board of Directors, to have had or to be reasonably likely to have a material adverse effect on the business, assets, prospects or financial condition of the Company, or
                           (iv) material breach by the Executive of Section 7 hereof.

                                    (v)   Termination   For  Good  Reason.   The
                           Executive may terminate his employment under this Agreement for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean, without the Executive's express written consent, (i) a substantial alteration in the nature or status of the Executive's responsibilities from those contemplated by Section 1(a) or the assignment to the Executive of any duties inconsistent with the Executive's status as , or (ii) a reduction in the Executive's compensation from that contemplated by Section 3(a) (as the same may be increased from time to time).

                                    (vi) Transfer  Event.  The  Executive  shall
                           have the right to terminate this Agreement upon thirty days prior written notice to the Company, or any successor of the Company, as the case may be, in the event of a "Transfer Event" (as defined below). For purposes of this Agreement, "Transfer Event" means:

                                    (A) a transfer of  substantially  all of the
                           assets of the Company, (B) a change in control of the board of directors of the Company pursuant to which any single Person or two or more Persons acting in concert (other than one or more Affiliates of the Company on the date hereof) acquires control of such board of directors or (C) the Transfer of at least 51% or more of the voting equity interests in the Company (or any parent of the Company), whether by sale, merger, consolidation or otherwise, to any single Person or two or more Persons acting in concert; provided that two or more Persons shall be considered to be acting in concert for purposes of clauses (B) and (C) hereof only if such Persons would have been considered to be acting in concert as a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, for such purposes treating voting equity interests of the Company held or acquired by such Persons as if such voting equity interests were equity securities in respect of which a Schedule 13D would be required to be filed with the Securities and Exchange Commission and as if the requisite percentage and other threshold conditions to such filing were satisfied; provided, further, that a "Transfer Event" shall not include a pledge of the voting equity interests in the Company to the holders of debt financing or any refinancing thereof (but not a Transfer arising from the exercise of such holders rights under such pledge). For purposes of this Section 5(a)(vi):


     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or governmental body.

     "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

     "Transfer" means sell, transfer, convey, lease and/or deliver (other tenses
     of  the  term  have  similar  meaning)  or  sale,   transfer,   assignment,
     conveyance, lease and/or delivery, as indicated by the context.

                  (b) In the event that this Agreement is terminated pursuant to Section (a) above, the Executive shall be released from any further obligations under Section 1 hereof, and the Company shall be released from any further obligations hereunder, except for obligations accrued to the date of termination. Termination of this Agreement pursuant to
         Section 5(a) and shall in no way abrogate or relieve the Executive of his obligations under Section 7 hereof.

EFFECT OF TERMINATION.

                  (a) Upon and following termination of the Executive's employment because of death as provided in subsection 5(a)(ii) above, the Company shall (i) continue to pay to the Executive's spouse the amount of the Executive's Salary as provided in Section 3(a) at the rate in effect immediately prior to termination of his employment, for a period of one (1) year from the date of termination of the Executive's employment, (ii) continue to provide medical benefits equivalent to the medical benefits contemplated in Section 4(a) hereof for the Executive's spouse for a period of one (1) year from the date of termination of the Executive's employment, and (iii) continue to provide an automobile as contemplated in Section 4(b) hereof, to the Executive's spouse for a period of twelve (12) months from the date of termination of the Executive's employment.

                  (b) Upon and following termination of the Executive's employment because of Disability as provided in subsection 5(a)(iii) above, the Company shall (i) continue to pay the Executive, or, in the event of the death of the Executive, his spouse in the event of her death subsequent to that of the Executive's, as the case may be, the amount of the Executive's Salary as provided in Section 3(a) at the rate in effect immediately prior to termination of his employment, for a period of twelve (12) months, less the amount of any disability payments made by the Company or any Company plan, (ii) continue to provide medical benefits equivalent to the medical benefits contemplated in Section 4(a) hereof and to maintain the term life insurance contemplated in Section 4(c) hereof for a period of one year from the date of termination of the Executive's employment, and (iii) continue to provide an automobile as contemplated in Section 4(b) hereof for a period of twelve (12) months from the date of termination of the Executive's employment.

                  (c) In the event Executive's employment is terminated by the Executive for Good Reason or upon the occurrence of a Transfer Event, or by the Company other than for death, Disability or Cause, the Company shall make a lump sum payment to the Executive of the Salary for the remainder of the Employment Term (or in the event of the subsequent death of the Executive to his spouse) and, shall continue to provide medical benefits equivalent to the medical benefits contemplated in Section 4(a) hereof, and to maintain the term life insurance contemplated by Section 4(c) hereof for such period.

                  Notwithstanding anything to the contrary contained in this Agreement, in the event of a termination by the Company of the Executive's employment hereunder, or the termination by the Executive of his employment for Good Cause or upon the occurrence of a Transfer Event, the Executive shall not be required to seek other employment in mitigation of his damages, nor shall the possibility or fact of any other such employment and the compensation which the Executive might reasonably be expected to receive, actually receives, or to which the Executive becomes entitled, by reason thereof, be considered as mitigating his damages.

                           7.       COVENANTS.

                  (a) In view of the fact that the Company is engaged in specialized businesses, which businesses are conducted throughout the world, and the information, research and marketing data developed by the Company or any of its subsidiaries or affiliates are confidential, the Executive agrees that, during his employment and for a period of one (1) year from the termination of his employment with the Company, he will not (i) directly or indirectly engage in the business substantially conducted by the Company at the date of such termination, either for himself or for any person, employer, business or other entity in competition with the Company, (ii) engage in any such business on his own account, or (iii) become interested in any such business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, employee, trustee, consultant or in any other relationship or capacity; provided, however, that ownership of less than 5% of any class of outstanding securities of a company registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, shall not be deemed to constitute engaging, participating in, or becoming interested in any such business.

                  (b) During his employment and for a period of one (1) year thereafter, the Executive and any entity controlled by the Executive shall not, directly or indirectly, (i) make any false or malicious statement, oral or written, which is injurious to the business, reputation or operations of the Company, its officers or directors, as applicable, or which may interfere with the good will of the Company or its relations with its customers and suppliers, or (ii) solicit, interfere with, hire, offer to hire or induce any person who is an officer, employee or agent of the Company to discontinue his or her relationship with the Company or any subsidiary or affiliate of the Company, or to accept employment by any other entity or person.

                  (c) The Executive agrees to keep secret and retain in the strictest confidence all confidential matters which relate to the Company, including, without limitation, customer lists, trade secrets, pricing policies and other confidential business affairs of the Company and any of its subsidiaries or affiliates ("Confidential Information") learned by him from the Company or any of its subsidiaries affiliates and not to disclose any such Confidential information to anyone outside the Company or any of its affiliates, whether during or after his period of service with the Company, except in the course of performing his duties hereunder; provided, however, Confidential Information shall not include information that (i) is known generally by the public on the date of the Executive's termination, (ii) has otherwise come into the public domain without a breach by the Executive, under this Agreement, or (iii) is required to be disclosed pursuant to applicable Federal, state or local laws or judicial process. Upon request by the Company, the Executive agrees to deliver promptly to the Company upon termination of his employment, or at any time thereafter as the Company may request, all Company memoranda, notes, records, reports, manuals, drawings, designs, computer files in any media and other documents (and all copies thereof) containing such Confidential Information and all property of the Company or any of its subsidiaries or affiliates which the Executive may then possess or have under his control.

                  (d) The Executive agrees that all processes, technologies and inventions, including new contributions, improvements, formats, packages, programs, systems, machines, compositions of matter manufactured, developments, applications and discoveries which are related in any manner to the business (commercial or experimental) of the Company during the term of the Executive's employment, whether patentable or not, conceived, developed, invented or made by the Executive, or by the Executive jointly with others during the term of his employment with the Company, or by the Company or its affiliates or on their behalf (collectively, "New Developments"), shall belong to the Company, and, the Company shall have the sole right to all proceeds arising from or related to such New Developments. The Executive shall further: (a) promptly disclose such New Developments to the Company;
         (b) assign to the Company, without additional compensation, all patent or other rights to such New Developments for the United States and foreign countries; (c) sign all papers necessary to carry out the foregoing; and (d) give testimony in support of his inventorship, all at the sole cost and expense of the Company.

                  (e) If the Executive commits a material breach of any of the provisions of this Section 7, the Company shall have the right and remedy to have the provisions of this Agreement specifically enforced by any court of competent jurisdiction, it being acknowledged and agreed to by the Executive that any such breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity. The provisions of this
         Section  7  shall  survive  the   expiration  or  termination  of  this
         Agreement.

                  (f) Although the restrictions contained in this Section 7 are considered to be fair and reasonable in the circumstances, it is recognized that restrictions of the nature contained in this Section 7 may fail for technical reasons; accordingly, if any of such restrictions shall be adjudged to be void or unenforceable for whatever reason, but would be valid if part of the wording thereof were deleted, or the period thereof reduced or the area dealt with thereby reduced in scope, the restrictions contained in this Section 7 shall apply, at the election of the Company, with such modifications as may be necessary to make them valid, effective and enforceable, in the particular jurisdiction in which such restrictions are adjudged to be void or unenforceable.

8.       MISCELLANEOUS.

                  This Agreement or any rights or obligations hereunder may not be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, that this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company upon any sale of all or substantially all of the Company's assets, or upon any merger or consolidation of the Company with or into any other corporation, all as though such successors and assigns of the Company and their respective successors and assigns were the Company, as the case may be.

                  (b) This Agreement and the relationships of the parties in connection with the subject matter of this Agreement shall be construed and enforced according to the laws of the State of New York without giving effect to the conflict of laws rules thereof.

                  This Agreement contains the full and complete agreement of the parties relating to the employment of the Executive hereunder and supersedes all prior agreements, arrangements or understandings, whether written or oral, relating thereto. Neither this Agreement, nor any provision hereof, may be amended, modified, waived or supplemented by written instrument signed by the parties hereto, and a written waiver of any of the provisions shall be valid and effective only if signed by each of the parties hereto and shall be valid and effective only in the instance for which given.

                  If any provision of this Agreement is held to be invalid or enforceable by any judgment of a tribunal of competent jurisdiction, the remainder of this Agreement shall not be affected by such judgment, and this Agreement shall be carried out as near to its original terms and intent as possible.

                  All provisions of this Agreement which, by their nature, should survive termination of this Agreement, including, but not limited to, Section 7, shall survive said termination.

                  All notices, requests and demands given to or made upon the respective parties hereto shall be deemed to have been received five
         (5) business days after the date of mailing when mailed by certified mail, postage prepaid, or one business day after the date of delivery by a recognized overnight delivery service, or, upon receipt of confirmation of transmission when sent by telecopier, addressed to the parties at their addresses set forth below or to such other addresses furnished by notice given in accordance with this subsection (f): (a) if to the Company, to Telebyte Technologies, Inc., 270 Pulaski Road, Greenlawn, New York 11740, Telecopier No.: (516) 385-8184 Attention:
         Board of Directors, and (b) if to the Executive, at his address set forth on the signature page hereof.

                  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
                  (h) The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of this Agreement.

                  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, but when taken together as a whole shall constitute one and the same instrument.

                  The Company may withhold from any amounts payable under this Agreement, any federal, state and local income taxes, social security taxes and other taxes and deductions as required by applicable law.

                  (k) (i) The  Executive  and the Company agree and consent that
         (A) any controversy or claim arising out of or relating to this Agreement, its scope, or the breach or interpretation of any provision hereof shall be settled by arbitration before a panel of three (3) arbitrators and otherwise in accordance with the rules then obtaining of the American Arbitration Association; (B) such arbitration shall be held in the City of Happaugue, County of Suffolk and State of New York;
         (C) the award in any such arbitration shall be final, binding and conclusive; and (D) judgment on any award of any such arbitration, including, but not limited to specific performance, may be entered in any court having jurisdiction thereof. Notice of any arbitration shall be sufficient if given in accordance with Section 8(f) hereof.

                           (ii) In connection with any proceeding by the Executive to recover payments allegedly due and not paid to the Executive under Sections 3 or 6 hereof, the prevailing party with respect to the claim for payment of such amounts shall be entitled to reimbursement for reasonable counsel's fees and reasonable disbursements.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                           TELEBYTE TECHNOLOGY, INC.


                                           By:  __________\s\___________________
                                                   Name:   Joel A. Kramer
                                                   Title:  President




                                                 __________\s\__________________
                                                     Kenneth S. Schneider